                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 19, 2003
                -----------------------------------------------
                Date of Report (Date of earliest event reported)



                           Wabash National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-10883               52-1375208
----------------------------         ---------------      --------------------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation                   File No.)         Identification No.)



    1000 Sagamore Parkway South, Lafayette, Indiana              47905
    -----------------------------------------------           -----------
       (Address of principal executive offices)                (Zip Code)



              Registrant's telephone number, including area code:
                                 (765) 771-5310
              ---------------------------------------------------



                                 Not applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 4

 Item 7.          Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c) Exhibits

                  99.1 Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
                           1350)

Item 9.           Regulation FD Disclosure.

                  In connection with the Quarterly Report of Wabash National Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on May 13, 2003, the Company is furnishing the certificate required under 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002.

                  This certificate is attached hereto as Exhibit 99.1.

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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  WABASH NATIONAL CORPORATION




Date:  May 19, 2003               By:/s/ Mark R. Holden
                                     -------------------------------------
                                         Mark R. Holden
                                         Senior Vice President  and
                                         Chief Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

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                                  EXHIBIT INDEX



Exhibit No.       Description

99.1 Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)